                                                                   Exhibit 10.10


            THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES REPRESENTED HEREBY UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

No.  3                                    Warrant to Purchase 9,220 Shares of
                                          Common Stock (subject to adjustment)


                        WARRANT TO PURCHASE COMMON STOCK
                                       of
                                 TV FILME, INC.

                          Void after September 28, 1997

            This certifies that, for value received, Joseph Wallach or registered assigns ("Holder") is entitled, subject to the terms set forth below, to purchase from TV Filme, Inc. (the "Company"), a Delaware corporation, 9,220 shares of Common Stock, $0.01 par value, of the Company (the "Common Stock") as constituted on the date of consummation of the initial public offering of shares of Common Stock (the "Warrant Issue Date"), upon surrender hereof, at the principal office of the Company referred to herein, with the subscription form attached hereto duly executed, and simultaneous payment therefor in lawful money of the United States or otherwise as hereinafter provided, at the Exercise Price as set forth in Section 2 hereof. The number and Exercise Price of such shares of Common Stock are subject to adjustment as provided herein. The term "Warrant" as used herein shall include this Warrant, which is one of a series of warrants issued for the Common Stock of the Company, and any warrants delivered in substitution or exchange therefor as provided herein. This Warrant is issued in connection with the reorganization of ITSA-Intercontinental Telecomunicacoes S.A. ("ITSA"), as a wholly-owned subsidiary of the Company, in substitution for the option granted to the Holder on March 28, 1996, pursuant to the Second Addendum to the Investment Agreement of such date by and among the shareholders of ITSA and certain other parties

            1. Term of Warrant. Subject to the terms and conditions set forth herein, this Warrant shall be exercisable, in whole or in part, during the term commencing on the Warrant Issue Date and ending at 5:00 p.m., Eastern standard time, on September 28, 1997, and shall be void thereafter.

            2. Exercise Price. The Exercise Price at which this Warrant may be exercised shall be $6.52 per share of Common Stock, as adjusted from time to time pursuant to Section 11 hereof.

            3. Exercise of Warrant.

                  (a) Payment of Exercise Price. The purchase rights represented by this Warrant are exercisable by the Holder in whole or in part, but not for less than 100 shares at a time (or such lesser number of shares which may then constitute the maximum number purchasable; such number being subject to adjustment as provided in
Section 11 hereof), at any time, or from time to time, during the term hereof as described in Section 1 above, by the surrender of this Warrant and the Notice of Exercise attached hereto, duly completed and executed on behalf of the Holder, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company) upon payment (i) in cash or by certified or bank check or other check acceptable to the Company, (ii) by cancellation by the Holder of indebtedness of the Company to the Holder, or (iii) by a combination of (i) and (ii), of the purchase price of the shares to be purchased.

                  (b) Issuance of Shares. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the shares of Common Stock issuable upon such exercise shall be treated for all purposes as the holder of record of such shares as of the close of business on such date. As promptly as practicable on or after such date and in any event within ten (10) days thereafter, the Company at its expense shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of shares issuable upon such exercise. In the event that this Warrant is exercised in part, the Company at its expense will execute and deliver a new Warrant of like tenor exercisable for the number of shares for which this Warrant may then be exercised.

                  (c) Net Issue Exercise. Notwithstanding any provisions herein to the contrary, if the fair market value (as defined below) of one share of Common Stock is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Warrant for cash, the Holder may elect to receive shares equal to the value (as determined below) of this Warrant, or the portion thereof being canceled, by surrender of this Warrant at the principal office of the Company together with the properly endorsed Notice of Exercise, in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

                                   X = Y(A-B)
                                       ------
                                         A

            Where       X =  the number of shares of Common Stock to be issued
                             to the Holder

                        Y = the number of shares of Common Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, under the portion of the Warrant being canceled (at the date of such calculation)

                        A = the fair market value of one share of the Common Stock (at the date of such calculation)

                        B = the Exercise Price (as adjusted to the date of such calculation)

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For purposes of the above calculation, "fair market value" of one share of
Common Stock shall be determined by the Company's Board of Directors in good faith; provided, however, that (i) where no public market exists for the Common Stock at the time of such exercise, the Holder may request a valuation of the Common Stock to be performed by an independent valuation firm selected by the Holder, at the sole cost and expense of the Holder, which valuation shall be binding upon the Holder and the Company in determining "fair market value," and
(ii) where a public market exists for the Common Stock at the time of such exercise, the "fair market value" per share shall be the average of the closing bid and asked prices of the Common Stock quoted in the Over-The-Counter-Market Summary or the last reported sale price of the Common Stock or the closing price quoted on the Nasdaq National Market System or on any exchange on which the Common Stock is listed, whichever is applicable, as published in The Wall Street Journal for the five (5) trading days prior to the date of determination of fair market value. Notwithstanding the foregoing, in the event the Warrant is exercised in connection with the Company's initial public offering of Common Stock, the "fair market value" per share shall be the per share offering price to the public in the Company's initial public offering.

            (d) Taxes. The Company will pay all documentary stamp taxes, if any, attributable to the initial issuance of Common Stock or other securities issuable upon the exercise of this Warrant; provided, however, that the Company shall not be required to pay any tax or taxes that may be payable in respect of any transfer involved in the issuance or delivery of any certificate for such Common Stock or other securities.

            4. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. In lieu of any fractional share to which the Holder would otherwise be entitled, the Company shall make a cash payment equal to the fair market value (as defined in Section 3(c) hereof) of such share, less the Exercise Price, multiplied by such fraction.

            5. Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new Warrant of like tenor and amount.

            6. Rights of Stockholders. Subject to Sections 9 and 11 of this Warrant, the Holder shall not be entitled to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, or change of stock to no par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised as provided herein.

            7. Transfer of Warrant.

                  (a) Warrant Register. The Company will maintain a register (the "Warrant Register") containing the names, addresses and telecopier numbers of the Holder or Holders. Any Holder of this Warrant or any portion thereof may change its address as shown on the Warrant Register by written notice to the Company requesting such a change. Except as otherwise expressly provided herein, any notice or written communication required or permitted to be given to the Holder may be delivered or given by certified or registered mail, return receipt requested, to such Holder as shown on the Warrant Register and at the address shown on the Warrant Register, or by telecopier, at the telecopier number shown on the Warrant Register. Until this Warrant is transferred on the Warrant Register of the Company, the Company may treat the Holder as shown on the Warrant Register as the absolute owner of this Warrant for all purposes, notwithstanding any notice to the contrary.

                  (b) Warrant Agent. The Company may, by written notice to the Holder, appoint an agent for the purpose of maintaining the Warrant Register referred to in Section 7(a) above, issuing the Common Stock or other securities then issuable upon the exercise of this Warrant, exchanging this Warrant, replacing this Warrant or any or all of the foregoing. Thereafter, any such registration, issuance, exchange or replacement, as the case may be, shall be made at the office of such agent.

                  (c) Transferability and Negotiability of Warrant. This Warrant may not be transferred or assigned in whole or in part without compliance with all applicable federal and state securities laws by the transferor and the transferee (including delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, if such are requested by the Company). Subject to the provisions of this Warrant with respect to compliance with the Act, title to this Warrant may be transferred by endorsement (by the Holder executing this Assignment Form attached hereto) and delivery in the same manner as negotiable instruments transferable by endorsement and delivery.

                  (d) Exchange of Warrant Upon a Transfer. On surrender of this Warrant for exchange, properly endorsed on the Assignment Form and subject to the provisions of this Warrant with respect to compliance with the Act, and with the limitations on assignments and transfers contained in this Section 7, the Company at its expense shall issue to or on the order of the Holder a new warrant or warrants of like tenor, in the name of the Holder or as the Holders (on payment by the Holder of any applicable transfer taxes) may direct, for the number of shares issuable upon the exercise hereof.

                  (e) Compliance with Securities Laws.

                        (i) The Holder of this Warrant, by acceptance hereof, acknowledges that this Warrant and the shares of Common Stock to be issued upon exercise hereof are being acquired solely for the Holder's own account and not as a nominee for any other party, and that the Holder will not offer, sell or otherwise dispose of this Warrant or any shares of Common Stock to be issued upon exercise hereof except under circumstances that will not result in a violation of the Act or any state securities laws. Upon exercise of this Warrant, the Holder shall, if requested by the Company, confirm in writing, in a form satisfactory to the

Company, that the shares of Common Stock so purchased are being acquired solely for the Holder's own account and not as a nominee for any other party, and not with a view toward distribution or resale except under circumstances that will not result in a violation of the Act or any state securities laws.

                        (ii) All shares of Common Stock issued upon exercise hereof shall be stamped or imprinted with a legend in substantially the following form (in addition to any legend required by state securities law):

            THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO SUCH SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

            8. Reservation of Stock. The Company covenants that during the term this Warrant is exercisable, the Company will reserve from its authorized and unissued shares of Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the exercise of this Warrant and, from time to time, will take all steps necessary to amend its Certificate of Incorporation (the "Certificate") to provide sufficient reserves of shares of Common Stock issuable upon exercise of this Warrant. The Company further covenants that all shares that may be issued upon the exercise of rights represented by this Warrant, upon exercise of the rights represented by this Warrant and payment of the Exercise Price, all as set forth herein will be free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously or otherwise specified herein). The Company agrees that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the exercise of this Warrant.

            9. Notices.

                  (a) Notice of Adjustments to Exercise Price. Whenever the Exercise Price or number of shares purchasable hereunder shall be adjusted pursuant to Section 11 hereof, the Company shall issue a certificate signed by its Chief Financial Officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Exercise Price and number of shares purchasable hereunder after giving effect to such adjustment, and shall cause a copy of such certificate to be mailed by first class mail, postage prepaid, to the Holder at the last address of the Holder as shown on the Warrant Register and to be telecopied to the Holder at the last telecopier number of the Holder as shown on the Warrant Register. At the Holder's option, the Company shall confirm the adjustment noted on the certificate by causing such adjustment to be computed by an independent certified public accountant at the expense of the Company.

                  (b) Notice of Certain Events. The Company shall give notice to the Holder of the events specified in Section 11(f) in accordance therewith.

                  (c) Deemed Date of Receipt. All such notices, advices and communications shall be deemed to have been received (i) in the case of personal delivery, on the date of such delivery, (ii) in the case of mailing, on the third business day following the date of such mailing, and (iii) in the case of telecopier transmission, upon confirmation of receipt.

            10. Amendments; Waivers.

                  (a) Amendments. This Warrant may not be amended except in writing executed by the Company and the Holder.

                  (b) Waivers. No waivers of, or exceptions to, any term, condition or provision of this Warrant, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

            11. Anti-Dilution Provisions and Other Adjustments. In order to prevent dilution of the rights granted hereunder, the Exercise Price shall be subject to adjustment from time to time in accordance with this Section 11. Upon each adjustment of the Exercise Price pursuant to this Section 11, whether upward or downward, the Holder shall thereafter be entitled to acquire upon exercise, at the Exercise Price resulting from such adjustment, the number of shares of the Company's Common Stock obtainable by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares of the Company's Common Stock acquirable immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

                  (a) Adjustment for Issue or Sale of Common Stock at Less than Exercise Price. Except as provided in Section 11(b) or 11(e) below, if and whenever on or after the date of issuance hereof the Company shall issue or sell, or shall in accordance with Sections 11(a)(1) through (9) be deemed to have issued or sold, any shares of its Common Stock for a consideration per share less than the Exercise Price in effect immediately prior to the time of such issue or sale, then forthwith upon such issue or sale (the "Triggering Transaction"), the Exercise Price shall, subject to subsections (1) through (9) of this Section 11(a), be reduced to the Exercise Price (calculated to the nearest cent) determined by dividing:

                  (i) an amount equal to the sum of (x) the product derived by multiplying the Number of Common Shares Deemed Outstanding immediately prior to such Triggering Transaction by the Exercise Price then in effect, plus (y) the consideration, if any, received by the Company upon consummation of such Triggering Transaction, by

                  (ii) an amount equal to the sum of (x) the Number of Common
            Shares Deemed Outstanding immediately prior to such Triggering Transaction plus (y) the number of shares of Common Stock issued (or deemed to be issued in accordance with Sections

            11(a)(1) through (9)) in connection with the Triggering
            Transaction.

            For purposes of this Section 11, the term "Number of Common Shares Deemed Outstanding" at any given time shall mean the sum of (i) the number of shares of the Company's Common Stock outstanding at such time plus (ii) the number of shares of the Company's Common Stock deemed to be outstanding under Sections 11(a)(1) through (9) at such time.

            For purposes of determining the adjusted Exercise Price under this
Section 11(a), the following subsections (1) through (9) shall be applicable:

            (1) In case the Company at any time shall in any manner grant (whether directly or by assumption in a merger or otherwise) any rights to subscribe for or to purchase or any options for the purchase of, Common Stock or any stock or other securities convertible into or exchangeable for Common Stock (such rights or options being herein called "Options" and such convertible or exchangeable stock or securities being herein called "Convertible Securities"), whether or not such Options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which the Common Stock is issuable upon exercise, conversion or exchange (determined by dividing (x) the total amount, if any, received or receivable by the Company as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of all such Options, plus, in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (y) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities) shall be less than the Exercise Price in effect immediately prior to the time of the granting of such Option, then the total maximum amount of Common Stock issuable upon the exercise of such Options, or, in the case of Options for Convertible Securities, upon the conversion or exchange of such Convertible Securities, shall (as of the date of granting of such Options) be deemed to be outstanding and to have been issued and sold by the Company for such price per share. No adjustment of the Exercise Price shall be made upon the actual issue of such shares of Common Stock or such Convertible Securities upon exercise of such Options, except as otherwise provide in subsection
            (3) below).

            (2) In case the Company at any time shall in any manner issue (whether directly or by assumption in a merger or otherwise) or sell any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing (x) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (y) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Exercise Price in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall (as of the date of the issue or sale of such Convertible Securities) be deemed to be outstanding and to have been issued and sold by the Company for such price per share. No adjustment of the Exercise Price shall be made upon the actual issue of such Common Stock upon exercise of the rights to exchange or convert under such Convertible Securities, except as otherwise provided in subsection (3) below.

            (3) If the purchase price provided for in any Options referred to in subsection (1), the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in subsection (1) or (2), or the rate at which any Convertible Securities referred to in subsection (1) or (2) are convertible into or exchangeable for Common Stock shall change at any time (other than under or by reason of provisions designed to protect against dilution of the type set forth in Section 11(a) or 11(c)), the Exercise Price in effect at the time of such change shall forthwith be readjusted to the Exercise Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold. If the purchase price provided for in any Option referred to in subsection (1) or the rate at which any Convertible Securities referred to in subsection (1) or (2) are convertible into or exchangeable for Common Stock, shall be reduced at any time under or by reason of provisions with respect thereto designed to protect against dilution, then in case of the delivery of Common Stock upon the exercise of any such Option or upon conversion or exchange of any such Convertible Security, the Exercise Price then in effect hereunder shall forthwith be adjusted to such respective amount as would have been obtained had such Option or Convertible Security never been issued as to such Common Stock and had adjustments been made upon the issuance of the shares of Common Stock delivered as aforesaid, but only if as a result of such adjustment the Exercise Price then in effect hereunder is hereby reduced.

            (4) On the expiration of any Option or the termination of any right to convert or exchange any Convertible Securities, the Exercise Price then in effect hereunder shall forthwith be increased to the Exercise Price which would have been in effect at the time of such expiration or termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination, never been issued.

            (5) In case any Options shall be issued in connection with the issue or sale of other securities of the Company, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued without consideration.

            (6) In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold or deemed to have been issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Company therefor. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be the fair value of such consideration as determined in good faith by the Board of Directors of the Company. In case any shares of Common Stock, Options or Convertible Securities shall be issued in connection with any merger in which the Company is the surviving corporation, the amount of consideration thereof shall be deemed to be the fair value of such portion of the net assets and business of the non-surviving corporation as shall be attributed by the Board of Directors of the Company in good faith to such Common Stock, Options or Convertible Securities, as the case may be.

            (7) The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company and the disposition of any shares so owned or held shall be considered an issue or sale of Common Stock for the purpose of this Section 11(a).

            (8) In case the Company shall declare a dividend or make any other distribution upon the stock of the Company payable in Common Stock, Options or Convertible Securities, then in such case any Common Stock, Options or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration.

            (9) For purposes of this Section 11(a), in case the Company shall take a record of the holders of its Common Stock for the purpose of entitling them (x) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities, or (y) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

                  (b) Dividends Not Paid out of Earnings or Earned Surplus. In the event that the Company shall declare a dividend upon the Common Stock (other than a dividend payable in Common Stock covered by Section 11(a)(8)) payable otherwise than out of earnings or earned surplus, determined in accordance with generally accepted accounting principles, including the making of appropriate deductions for minority interests, if any, in subsidiaries (herein referred to as "Liquidating Dividends"), then as soon as possible after the exercise of this Warrant, the Company shall pay to the person exercising such Warrant an amount equal to the aggregate value at the time of such exercise of all Liquidating Dividends (including but not limited to the Common Stock which would have been issued at the time of such earlier exercise and all other securities which would have been issued with respect to such Common Stock by reason of stock splits, stock dividends, mergers or reorganizations, or for any other reason). For the purposes of this Section 11(b), a dividend other than in cash shall be considered payable out of earnings or earned surplus only to the extent that such earnings or earned surplus are charged an amount equal to the fair value of such dividend as determined in good faith by the Board of Directors of the Company.

                  (c) Subdivisions and Combinations. In the case the Company shall at any time subdivide (rather than by means of a dividend payable in Common Stock covered by Section 11(a)(8)), its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision shall be appropriately reduced, and, conversely, in case the outstanding shares of Common Stock of the Company shall be combined into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased.

                  (d) Reorganization, Reclassification, Consolidation, Merger or Sale of Assets. If any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of the Company's assets to another corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities, cash or other property with respect to or in exchange for Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provision shall be made whereby the holder of this Warrant shall have the right to acquire and receive upon exercise of this Warrant such shares of stock, securities, cash or other property issuable or payable (as part of the reorganization, reclassification, consolidation, merger or sale) with respect to or in exchange for such number of outstanding shares of the Company's Common Stock as would have been received upon exercise of this Warrant at the Exercise Price then in effect. The Company will not effect any such consolidation, merger or sale, unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument mailed or delivered to the Holder at the last address of the Holder as shown on the Warrant Register, the obligation to deliver to the Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, the Holder may be entitled to purchase. If a purchase, tender or exchange offer is made to and accepted by the holders of more than 50% of the outstanding shares of Common Stock of the Company, the Company shall not effect any consolidation, merger or sale with the person having made such offer or with any Affiliate of such person, unless prior to the consummation of such consolidation, merger or sale the Holder shall have been given a reasonable opportunity to then elect to receive upon the exercise of this Warrant the stock, securities or assets, as the case may be, then issuable with respect to the Common Stock in accordance with such offer. For purposes hereof, the term "Affiliate" with respect to any given person shall mean any person controlling, controlled by or under common control with the given person.

                  (e) No Adjustment for Exercise of Certain Options, Warrants, Etc. The provisions of this Section 11 shall not apply to any Common Stock issued, issuable or deemed outstanding under Sections 11(a)(1) through (9): (i) to any person pursuant to any stock option, stock purchase or similar plan or arrangement for the benefit of employees, consultants or directors of the Company or its subsidiaries in any amount approved by the Board of Directors, or
(ii) pursuant to options, warrants and conversion rights in existence on the date of issuance of this Warrant.

                  (f) Notices of Certain Events. In the event that:

                        (1) the Company shall declare any cash dividend
                  upon its Common Stock, or

                        (2) the Company shall declare any dividend upon its
                  Common Stock payable in capital stock or make any special dividend or other distribution to the holders of its Common Stock, or

                        (3) the Company shall offer for subscription pro rata to
                  the holders of its Common Stock any additional shares of stock of any class or other rights, or

                        (4) there shall be any capital reorganization or
                  reclassification of the capital stock of the Company, including any subdivision or combination of its outstanding shares of Common Stock, or consolidation or merger of the

                  Company with, or sale of all or substantially all of its assets to, another corporation, or

                        (5) there shall be a voluntary or involuntary
                  dissolution, liquidation or winding up of the Company;

then, in connection with such event, the Company shall give to the Holder:

                  (i) at least ten days prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up; and

                  (ii)  in the case of any such reorganization,
                        reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, at least ten days prior written notice of the date when the same shall take place.

Such notice in accordance with the foregoing clause (i) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto, and such notice in accordance with the foregoing clause (ii) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be. Each such written notice shall be given by first class mail, postage prepaid, addressed to the Holder at the last address of the Holder as shown on the Warrant Register, or telecopied to the Holder at the last telecopier number of the Holder as shown on the Warrant Register.

                  (g) Grant, Issue or Sale of Options, Convertible Securities or Rights. If at any time or from time to time on or after the date of issuance hereof, the Company shall grant, issue or sell any Options, Convertible Securities or rights to purchase property (the "Purchase Rights") pro rata to the record holders of any class of Common Stock of the Company and such grants, issuances or sales do not result in any adjustment of the Exercise Price under
Section 11(a) hereof (other than by reason of the fact that the issuance of such shares was at an Exercise Price equal to or greater than the current Exercise Price), then the Holder shall be entitled to acquire (within fifteen days after the later to occur of the initial exercise date of such Purchase Rights or receipt by the Holder of the notice concerning Purchase Rights to which the Holder shall be entitled under Section 11(f)) and upon the terms applicable to such Purchase Rights either:

                  (i) the aggregate Purchase Rights which the Holder could have acquired if it had held the number of shares of Common Stock acquirable upon exercise of this Warrant immediately before the grant, issuance or sale of such Purchase Rights; provided that if any Purchase Rights were distributed to holders of Common Stock without the payment of additional consideration by such holders, corresponding Purchase Rights shall be distributed to the exercising Holder as soon as possible after such exercise and it shall not be necessary for the exercising Holder specifically to request delivery of such rights; or

                  (ii) in the event that any such Purchase Rights shall have expired or shall expire prior to the end of said fifteen day period, the number of shares of Common Stock or the amount of property which such holder could have acquired upon such exercise at the time or times at which the Company granted, issued or sold such expired Purchase Rights.

                  (h) Adjustment by Board of Directors. If any event occurs as to which, in the opinion of the Board of Directors of the Company, the provisions of this Section 11 are not strictly applicable, or if strictly applicable would not fairly protect the rights of the Holder in accordance with the essential intent and principles of such provisions, then the Board of Directors shall make an adjustment in the application of such provisions, in accordance with such essential intent and principles, so as to protect such rights as aforesaid, but in no event shall any adjustment have the effect of increasing the Exercise Price as otherwise determined pursuant to any of the provisions of this Section 11, except in the case of a combination of shares of a type contemplated in Section 11(c) and then in no event to an amount greater than the Exercise Price as adjusted pursuant to Section 11(c).

                  (i) No Dilution or Impairment. The Company will not, by amendment of its Certificate or bylaws or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance or any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate in order to protect the rights of the Holder against dilution or other impairment.

            12. Registration Rights If the Holder of this Warrant is a party to that certain Registration Rights Agreement dated as of the date hereof (the "Registration Rights Agreement"), such Holder shall be entitled to include any shares of Common Stock received upon exercise of this Warrant (the "Warrant Exercise Shares") with such Holder's Registrable Shares (as such term is defined in the Registration Rights Agreement), and such Holder shall be entitled to the same registration rights with respect to such Warrant Exercise Shares as such Holder has with respect to such Holder's Registrable Shares pursuant to Section 1 of the Registration Rights Agreement, on the same terms and conditions as those set forth in Section

1 of the Registration Rights Agreement. The provisions of Section 1 of the Registration Rights Agreement are hereby incorporated by reference and made a part of this Agreement.

            13. Miscellaneous.

                  (a) Governing Law. This Warrant shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware (without reference to any principles of conflicts of laws).

                  (b) Binding Effect. The provisions of this Warrant shall be binding upon the Company and its successors and assigns.

                  (c) Remedies. In the event of a breach by the Company of this Warrant, the Holder shall be entitled to injunctive relief and specific performance of its rights under this Warrant, in addition to all of its rights granted by law, including, without limitation, recovery of damages. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach of this Warrant by the Company and hereby waives the defense in any action for injunctive relief or specific performance that a remedy at law would be adequate.

                  (d) Headings. The headings in this Warrant are for purposes of convenience in reference only and shall not be deemed to constitute a part hereof.

            IN WITNESS WHEREOF, the undersigned have caused this Warrant to be executed as of the 24th day of July, 1996.


                                  TV FILME, INC.


/s/  Joseph Wallach           By: /s/ Carlos Andre Studart Lins de Albuquerque
------------------------          ----------------------------------------------
     Joseph Wallach               Name: Carlos Andre Studart Lins de Albuquerque
                                  Title: President

                               NOTICE OF EXERCISE

                 (To be executed only upon exercise of Warrant)

To TV Filme, Inc.:

       (1) The undersigned hereby elects to exercise the attached Warrant with respect to _____ shares of Common Stock of TV Filme, Inc. pursuant to the terms of the attached Warrant and (please check one of the following):

            ____ (a) tenders herewith payment of the purchase price for such number of shares in full; or

            ____ (b) elects to receive shares equal to the value of the Warrant with respect to such number of shares pursuant to Section 3(c) thereof, in lieu of making payment of the purchase price.

       (2) In exercising the Warrant, the undersigned hereby confirms and acknowledges that the shares of Common Stock to be issued are being acquired solely for the account of the undersigned and not as a nominee for any other party, and that the undersigned will not sell, offer for sale, pledge, hypothecate or otherwise dispose of any such shares of Common Stock, except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.

       (3) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:


                        ________________________________
                        (Name)


                        ________________________________
                        (Street Address)


                        ________________________________
                        (City, State, Zip Code)

       (4) Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned or in such other name as is specified below:


                           ________________________________
                           (Name)

Dated:  ________________               By: __________________________________
                                           (Signature of Registered Owner)

                                 ASSIGNMENT FORM

         FOR VALUE RECEIVED, the undersigned registered owner of the attached Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under such Warrant, with respect to the number of shares of Common Stock set forth below:

Name of Assignee                 Address                         No. of Shares
----------------                 -------                         -------------


and does hereby irrevocably constitute and appoint as Attorney
________________________ to make such transfer on the books of TV Filme, Inc., maintained for the purpose, with full power of substitution in the premises.

         The undersigned also represents that, by assignment hereof, the Assignee acknowledges that the Assignee will not sell, offer for sale, pledge, hypothecate or otherwise dispose of the Warrant or any shares of Common Stock to be issued upon exercise except under circumstances which will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws. Further, the Assignee has acknowledged that upon exercise of the Warrant, the Assignee shall, if requested by the Company, confirm in writing in a form satisfactory to the Company, that the shares of stock so purchased are not being acquired with a view toward distribution or resale, except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.


                            ________________________________
                            (Signature of Registered Owner)


Dated: _____________        ________________________________
                            (Name of Registered Owner)